Summary Prospectus
1 February 2025

Artisan International Small-Mid Fund
Investor: ARTJX |  Advisor: APDJX |  Institutional: APHJX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund, including the statement of additional information, online at www.artisanpartners.com/prospectus. You can also get this information at no cost by calling 1.800.344.1770 or by sending an e-mail request to DL-FundAdmin@artisanpartners.com. The Fund’s current prospectus and statement of additional information, both dated 1 February 2025, each as supplemented from time to time, are incorporated by reference into this summary prospectus.
As currently permitted by regulations previously adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports are not currently being sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available online at www.artisanpartners.com/prospectus, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you invest directly with the Fund, by calling 800.344.1770 or by enrolling on Artisan Partners Funds’ website at www.artisanpartners.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.344.1770 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Artisan Partners Funds held in your account if you invest through your financial intermediary or all Artisan Partners Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
The Fund seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. The table and expense example do not reflect any transaction fees or commissions that may be charged by a shareholder’s financial intermediary when buying or selling shares.
Shareholder Fees (fees paid directly from your investment)
	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Advisor	Institutional
Management Fees	1.03%	1.03%	1.03%
Distribution (12b-1) Fees	None	None	None
Total Other Expenses	0.29	0.12	0.04
Total Annual Fund Operating Expenses	1.32	1.15	1.07
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor	$134	$418	$723	$1,590
Advisor	$117	$365	$633	$1,398
Institutional	$109	$340	$590	$1,306

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33.05% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s investment team employs a fundamental stock selection process focused on identifying durable and idiosyncratic opportunities to build a diversified portfolio of primarily non-US small- and mid-cap growth companies. The team generally seeks long-term investments in high-quality businesses exposed to structural growth themes that can be acquired at sensible valuations in contrarian fashion and are led by excellent management teams.
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Investing with Tailwinds—The team identifies structural themes at the intersection of growth and change with the objective of investing in companies having meaningful exposure to these trends. Themes represent a secular outlook, are generally industry specific, and are identified from a bottom-up perspective.
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High-Quality Businesses—The team seeks companies that it views as future industry leaders with sustainable growth characteristics that can be owned for the long term. Those characteristics include differentiated and defensible business models, strong balance sheets, dynamic management teams, favorable positions within their industry value chains and high or improving returns on capital. As part of the investment process, the team considers material environmental, social and governance factors, which may include corporate governance principles, treatment of employees and exposure to regulatory risk, alongside other fundamental research.
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A Contrarian Approach to Valuation—The team seeks to invest in high-quality businesses in contrarian fashion. Mismatches between stock price and long-term business value are created by market dislocations, temporary slowdowns in individual businesses or misperceptions in the investment community.
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Manage Unique Risks of International Small- and Mid-Cap Equities— International small- and mid-cap equities are exposed to unique investment risks that require managing. The team defines risk as including permanent loss of capital, not just share price volatility. The team manages this risk by having a long-term ownership focus, understanding the direct and indirect security risks for each business, constructing the portfolio on a well-diversified basis and sizing positions according to individual risk characteristics.
Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small- and mid-cap companies. Small- and mid-cap companies for this purpose are those companies with a market capitalization below $30 billion or having a market capitalization similar to the constituents of the MSCI All Country World (ACWI) ex-US SMID Index at the time of the Fund’s investment. Some of these companies, although small by US standards, might rank among the largest in their countries by market capitalization. Under normal market conditions, the Fund will invest at least 65% of its total assets at market value at the time of purchase in securities of non-US companies. The Fund invests in developed markets and emerging and less developed markets.
The Fund may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-US companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).
From time to time, the team may conclude that a security other than an equity presents a more attractive risk/reward profile. Accordingly, the Fund may invest to a limited extent in debt securities (including lower-rated securities), which include securities rated below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds,” and convertible debt securities of US or non-US issuers that meet the Fund’s investment criteria.
Principal Risks
Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The Fund’s principal risks include:
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Market Risks—Markets may perform poorly and the securities in which the Fund invests may underperform the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions, intervention and/or policies, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic, political, regulatory or other news.
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Active Management Risks—The success of the Fund is dependent on the team’s investment decisions, which are based, in part, on the research process employed by the team. The portfolio securities selected by the team may decline in value or not increase in value when the market indices, including relevant benchmark indices, are rising, in which case the Fund could experience losses regardless of the performance of the market indices. When the team considers certain environmental, social and governance ("ESG") factors in its research process, the Fund may forgo certain investment opportunities and underperform funds that do not consider ESG factors.
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Foreign Investing Risks—Foreign securities may underperform US securities and may be more volatile than US securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers
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of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
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Emerging and Developing Markets Risks—Investment risks typically are greater in emerging and less developed markets, including “frontier markets”, which are a subset of emerging markets and less developed markets that, generally, have smaller economies and less mature capital markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight. Such risks may be greater in frontier markets.
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Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
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Geopolitical Risks—Geopolitical events adversely affect global economies and securities markets, subjecting the Fund's investments to related risks. War, terrorism, global health crises and pandemics, sanctions, tariffs, the imposition of exchange controls or other cross-border trade barriers and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on the US and world economies and markets generally. For example, military action by Russia in Ukraine and the escalated conflict in the Middle East could adversely affect global markets and, therefore, could affect the value of the Fund's investments, including beyond the Fund's direct exposure to issuers in the relevant countries or nearby geographic regions. In addition, the US has in the past imposed economic sanctions on certain countries, which may consist of asset freezes, restrictions on dealings in debt and equity, and certain industry-specific restrictions. Sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets that are subject to the sanctions, and the extent and duration of sanctions, and resulting market disruptions, are impossible to predict and could be substantial.
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Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the US dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through US dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the US dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
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Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.
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Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.
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Participation Certificate Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
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Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security will fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the US and outside the US may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.”  These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
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Impact of Actions by Other Shareholders—The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
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Operational and Cybersecurity Risks—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
Performance
This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.
Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.
Effective 4 December 2018, the Fund’s principal investment strategies changed to reflect, among other things, greater flexibility to invest in small- and medium-sized companies.  The Fund’s performance prior to 4 December 2018 would have been different if the Fund were managed using the current investment strategies.
Calendar Year by Year Total Returns (%)

Highest/Lowest Quarter Returns (%)
During the time period shown in the bar chart.
Highest Quarter	26.84	June 30, 2020
Lowest Quarter	-21.42	March 31, 2020
Average Annual Total Returns—(For Periods Ended 31 December 2024)
The following table shows the average annual total returns (before and after taxes) and the change in value of four broad-based market indices over various periods ended 31 December 2024. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.
After-tax returns are shown only for Investor Shares, and the after-tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
The "Return after taxes on distributions and sale of Fund shares" for the one-year period ended 31 December 2024 is greater than the "Return before taxes" because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable gains.
Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.
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For Periods Ended 31 December 2024 (%)
Investor	1-Year	5-Year	10-Year	Since Inception	Inception Date
Return before taxes	-0.49%	3.03%	5.43%	9.62%	December 21, 2001
Return after taxes on distributions	-0.69%	2.82%	3.54%	8.05%
Return after taxes on distributions and sale of Fund shares	-0.14%	2.36%	3.79%	7.89%
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	3.49%	3.55%	5.06%	7.81%
MSCI EAFE Small Cap Growth Index[1] (reflects no deduction for fees, expenses or taxes)	0.96%	1.49%	5.63%	7.62%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.66%	8.56%
MSCI ACWI ex US (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	4.80%	6.11%
Advisor
Return before taxes	-0.33%	3.18%	N/A	7.05%	December 04, 2018
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	3.49%	3.55%	N/A	5.43%
MSCI EAFE Small Cap Growth Index[1] (reflects no deduction for fees, expenses or taxes)	0.96%	1.49%	N/A	4.12%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	N/A	6.02%
MSCI ACWI ex US (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	N/A	5.79%
Institutional
Return before taxes	-0.24%	3.27%	N/A	6.03%	April 12, 2016
MSCI ACWI ex USA SMID Index (reflects no deduction for fees, expenses or taxes)	3.49%	3.55%	N/A	5.68%
MSCI EAFE Small Cap Growth Index[1] (reflects no deduction for fees, expenses or taxes)	0.96%	1.49%	N/A	5.07%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	N/A	6.12%
MSCI ACWI ex US (reflects no deduction for fees, expenses or taxes)	5.53%	4.10%	N/A	6.35%
1 Effective 28 June 2024, the Fund’s secondary benchmark was changed from MSCI ACWI ex USA Small Cap Index to MSCI EAFE Small Cap Growth Index, which will provide an appropriate comparison in light of the Fund’s investment strategy.
Updated performance information, including current NAV per share, may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.
Portfolio Management
Investment Adviser: Artisan Partners Limited Partnership (“Artisan Partners”)
Portfolio Manager	Title	Length of Service
Rezo Kanovich	Managing Director and Portfolio Manager, Artisan Partners	Since October 2018
Purchase and Sale of Fund Shares
The Fund is closed to most new investors. See "Investing with Artisan Partners Funds—Who is Eligible to Invest in a Closed Fund?" in the Fund's statutory prospectus for new account eligibility criteria.
Minimum Investments	Investor	Advisor	Institutional
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, P.O. Box 219322, Kansas City, MO 64121-9322, or by express, certified or registered mail at Artisan Partners Funds, 801 Pennsylvania Ave., Suite 219322, Kansas City, MO 64105-1307. Some redemptions require Medallion signature guarantees.
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Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, the investment adviser and/or the distributor may pay the financial intermediary for the services provided to the Fund and its shareholders. The investment adviser and/or the distributor may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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